SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 2006
                                                         -----------------


                           GREENMAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        1-13776                  71-0724248
---------------                   -----------               -------------
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)

                                 7 Kimball Lane
                                   Building A
                               Lynnfield, MA 01940
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 224-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

      On February 14, 2006, the Registrant received a notice from the American Stock Exchange (the "Exchange"), indicating that, based on a subsequent review of the Registrant's Form 10-QSB for the quarter ended June 30, 2005, the Registrant is not in compliance with the Exchange's requirements for continued listing set forth in Section 1003(a)(i) of the Exchange's Company Guide with respect to having at least $2,000,000 in shareholders' equity and losses from continuing operations and/or net losses in two out of its three most recent fiscal years.

        In order to maintain its listing on the Exchange, the Registrant is required to submit a plan by March 14, 2006 advising the Exchange of action it has taken, or will take, that would bring the Registrant into compliance with
Section 1003(a)(i) of the Company Guide by no later than February 14, 2007. If the Registrant fails to submit such a plan, submits a plan that is not accepted by the Exchange, or, after submitting a plan that is accepted, fails to make progress toward achieving the plan, then the Registrant will be subject to delisting proceedings. Furthermore, as previously announced, if the Registrant fails to file its Form 10-KSB for the fiscal year ended September 30, 2005 by March 20, 2006, then the Registrant will also be subject to delisting proceedings. The Registrant may appeal any determination to initiate delisting proceedings.

      Although the Registrant intends to submit its plan to the Exchange on a timely basis, and is working diligently to file the Annual Report as promptly as possible, the Registrant can provide no assurance that the plan will be accepted, that the Registrant will be able to comply with the plan or that the Exchange will not initiate delisting proceedings. The Registrant's common stock will remain listed on the Exchange pending the submission of the plan and any subsequent delisting proceedings.

      On February 16, 2006, the Registrant issued a press release to announce the receipt of the notice from the Exchange. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure

      On February 16, 2006, the Registrant also announced a delay in filing its Form 10Q-SB for the quarter ended December 31, 2005, and provided estimated financial results for the quarter. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

      In accordance with General Instruction B.2 to Form 8-K, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item
7.01. Regulation FD Disclosure" rather than under "Item 2.02. Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired: Not applicable.

      (b) Pro Forma Financial Information: Not applicable.

      (c) Exhibits

          Exhibit 99.1   Press release of the Registrant dated February 16, 2006


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENMAN TECHNOLOGIES, INC.
                                             (Registrant)


                                    By: /s/ Charles E. Coppa
                                        ------------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date:  February 16, 2006